Exhibit 99.1

Adeia Celebrates its First Day as a Leading Independent IP Licensing Company

Follows the completion of the spin-off of its product business

Adeia will continue to trade on the Nasdaq under the new stock symbol “ADEA”

San Jose, Calif. – October 3, 2022 – Adeia Inc. (Nasdaq: ADEA) (“Adeia” or the “Company”), which invents, develops and licenses fundamental innovations that shape the way millions of people explore and experience entertainment and enhance billions of devices in an increasingly connected world, today announced that it has completed its transformation to become a leading independent intellectual property (“IP”) licensing company, following completion of the spin-off of its product business. Adeia will continue to trade on the Nasdaq under the new stock symbol “ADEA”.

Adeia’s IP licensing platform provides access to innovations which allow its customers, who are some of the largest media, entertainment, consumer electronics, social media, and semiconductor companies in the world, to create cutting-edge technology solutions and products. Adeia’s engineers and inventors are focused on innovating and creating the most advanced, revolutionary, and forward-thinking solutions to help solve challenges facing the media and semiconductor industries. The Company’s internal innovation engine accounts for approximately 85% of its combined patent portfolio and generates ideas that are converted into powerful IP, enabling fundamental technologies in its target markets.

“Adeia’s innovative and patented technology solutions provide a proven and diversified portfolio offering that accelerates our customers’ own go-to-market strategies. Our strong financial model creates significant financial leverage that allows for a strategic capital allocation that is focused on fueling future revenue growth,” said Paul Davis, chief executive officer of Adeia. “We will expand our investment in internal innovation to drive further growth of both the size and relevance of our portfolios, which is a key contributor to our proven track record of consistently renewing agreements, as well as entering into new license agreements. We will also drive market adoption of our technologies through collaboration with industry-leading companies with an aim to increase our annual baseline revenue as we execute new and expanded license agreements with our customers.”

Adeia has a long history of innovation across a diverse set of applications and technologies that has generated an IP portfolio of over 9,500 media and semiconductor patent assets specifically designed to meet the evolving needs of consumers.

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Adeia’s media portfolio covers fundamental aspects of the entertainment experience across platforms, including how users search, record, stream, discover, consume, personalize and interact with content. Many of Adeia’s media solutions have become ubiquitous across the industry. As video and imaging become more immersive and continue to expand into all aspects of our lives, the Company is well-positioned to benefit from this macro trend and enable others to incorporate its foundational ideas into their own products and services.

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Adeia’s semiconductor portfolio is comprised of patents and technology know-how in hybrid bonding (or Direct Bond Interconnect (DBI)), advanced processing nodes and advanced packaging, which represent the future of the semiconductor industry and address challenges with Moore’s Law. Hybrid bonding is a transformative, multi-generational platform and is widely acknowledged as game-changing technology in the industry. Adeia’s advanced processing node IP covers fundamental aspects of semiconductor manufacturing, especially as the market moves to increasingly smaller nodes.

Centerview Partners LLC acted as financial advisor and Skadden, Arps, Slate, Meagher and Flom LLP acted as legal advisor.

About Adeia Inc.

Adeia invents, develops and licenses fundamental innovations that shape the way millions of people explore and experience entertainment in an increasingly connected world. From TVs to smartphones, and across all types of entertainment experiences, Adeia’s technologies allow users to manage content and connections in a way that is smart, immersive and personal. For more information, please visit adeia.com.

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Source: Adeia Inc.

Contact:

Idalia Rodriguez and Jill Koval

Arbor Advisory Group

IR@adeia.com

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results. These and other forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; changes in technology and development of competing technology in the industries in which in which the Company operates; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness, unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, including Russia’s invasion of Ukraine, and natural disasters; the Company’s ability to achieve the intended benefits of, and its ability to recognize the anticipated tax treatment of, the recent spin-off of its product business; and the extent to which the COVID-19 pandemic continues to have an adverse impact on the Company’s business, results of operations, and financial condition will depend on future developments, including measures taken in response to the pandemic, which are highly uncertain and cannot be predicted. These risks, as well as other risks associated with the business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.